UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 9, 2005
                        (Date of earliest event reported)

                                  NDS Group plc
             (Exact name of registrant as specified in its charter)


      England and Wales                   0-30364             Not applicable
(State or other jurisdiction            (Commission          (I.R.S. Employer
      of incorporation)                  File Number)        Identification No.)


     One London Road, Staines, Middlesex, United Kingdom        TW18 4EX
           (Address of principal executive offices)             (Zip code)

      Registrant's telephone number, including area code: +44 208 476 8000



[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition


The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition".

On August 9, 2005, NDS Group plc ("the Company") issued a press release setting forth the Company's earnings for the quarter and year ended June 30, 2005, the third quarter of its current fiscal year. A copy of the Company's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 9, 2005                                   NDS Group plc


                                          By:          /s/ A Gersh
                                                       -------------------------

                                                       Alexander Gersh
                                                       Chief Financial Officer

Exhibit Index

    Exhibit Number             Description

    99                         Press Release issued by NDS Group plc dated
                               August 9, 2005